SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

                        APRIL 22, 1998
          -------------------------------------------
      (Date of Report [Date of earliest event reported])

              COMPUTER ASSOCIATES INTERNATIONAL, INC.
         -----------------------------------------------
      (Exact name of registrant as specified in its charter)

         Delaware          0-10180             13-2857434
  -------------------------------------------------------------
     (State or other      (Commission           (I.R.S. Employer
     jurisdiction of       File Number)        Identification No.)
     incorporation)

        One Computer Associates Plaza, Islandia, NY  11788-7000
   --------------------------------------------------------------
       (Address of principal executive office)         (Zip Code)

                             (516)  342-5224
   ---------------------------------------------------------------
               (Registrants telephone, including area code)


                             Not Applicable
   ---------------------------------------------------------------
   (Former name of former address, if changed since last report)

Item 5.   Other Events.
          ----------------

On April 22, 1998, Computer Associates International, Inc. issued a press release announcing expected revenue and earnings results for its fourth fiscal quarter and full fiscal year ended March 31, 1998.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------
(a) Not applicable.
(b) Not applicable.
(c) Exhibits

            99.1 Press Release dated April 22, 1998.

                               SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  COMPUTER ASSOCIATES INTERNATIONAL, INC.

                               (Registrant)



			            /s/ Peter Schwartz
        			By: ----------------------------------------------------
		             Peter Schwartz
			            Executive Vice President and
      			      Chief Financial Officer

Date: April 23, 1998